UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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U.S. ONE TRUST

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U.S. ONE TRUST

One Fund®

1301 2nd Ave., 18th Floor,

Seattle, WA 98101

IMPORTANT SHAREHOLDER INFORMATION

This document contains a Proxy Statement and proxy card(s) for an upcoming shareholder meeting of the U.S. One Trust. A proxy card is, in essence, a ballot. When you vote using a proxy card, you appoint an individual named on the card to act as your proxy at the actual shareholder meeting and you instruct that individual as to how to vote on your behalf at the shareholder meeting. The proxy card(s) may be completed by checking the appropriate box and voting for or against the proposal. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendation of the Board of Directors/Trustees.

Please spend a few minutes with the Proxy Statement, fill out your proxy card, and return it to us. Voting your proxy, and doing so promptly, ensures that the Fund will not need to conduct additional mailings.

Please take a few moments to exercise your right to vote. Thank you.

IMPORTANT NOTICE

Although we recommend that you read the complete Proxy Statement, for your convenience we have provided a brief overview of the proposal. The information provided under the “Questions and Answers” section below is qualified in its entirety by reference to the Proxy Statement.

QUESTIONS AND ANSWERS

Why am I receiving this Proxy Statement?

The Board of Trustees is asking you to vote on the following proposal:

PROPOSAL: To elect members to the Board of Trustees of the U.S. One Trust (the “Trust”).

Why am I being asked to elect Trustees?

On February 18, 2011, shareholders voted to approve a new advisory agreement with Russell Investment Management Company (“RIMCo”) in connection with the acquisition of the Trust’s previous investment adviser, U.S. One, Inc., by Frank Russell Company (“Russell”), an affiliate of RIMCo. Russell, a subsidiary of The Northwestern Mutual Life Insurance Company, is a global financial services firm that serves institutional investors, financial advisers and individuals in more than 40 countries. RIMCo is a wholly-owned subsidiary of Russell and as of December 31, 2010, managed over $35 billion in 50 mutual fund portfolios.

Subject to shareholder approval, all of the Trust’s current Trustees are expected to resign and the Trustee nominees (each, a “Trustee Nominee”) described herein will replace the current Trustees and will serve as the members of the Trust’s new Board of Trustees. Accordingly, at a meeting of the Trust’s Board of Trustees (the “Board”) held on March 7, 2011, the Trust’s current Trustees voted to nominate each of the Trustee Nominees in accordance with the Board’s Nominating Committee Charter.

How do the Trustees suggest that I vote?

After careful consideration, the Trustees, including the Independent Trustees who comprise a majority of the Trust’s Board of Trustees, unanimously recommend that you vote “FOR” the election of each of the nominees listed on the proxy card.

Why do the Trustees recommend that I vote “FOR” each of the nominees?

The Trustees believe that each Trustee Nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustee Nominees lead to the conclusion that the Trustee Nominees possess the requisite experience, qualifications, attributes and skills to serve on the Board. The Trustees believe that the Trustee Nominees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with RIMCo, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion. The Trustees have also considered the contributions that each Trustee Nominee can make to the Board and the Trust.

Will my vote make a difference?

Yes. Your vote is needed to ensure that the proposal can be acted upon. Additionally, your immediate response on the enclosed proxy card will help save the Trust’s investment adviser and its affiliates the costs of any further solicitations for shareholder votes. We encourage all shareholders to participate in the governance of the Trust.

Whom do I call if I have questions?

We will be happy to answer your questions about this proxy solicitation. If you have questions, please call Okapi Partners at 1-855-208-8902.

How can I vote my shares?

Please refer to your proxy card(s) for instructions on how to vote. Shareholders are encouraged to vote their shares through the Internet or by the telephone.

U.S. ONE TRUST

One Fund®

1301 2nd Ave., 18th Floor,

Seattle, WA 98101

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To all U.S. One Trust shareholders:

The U.S. One Trust (the “Trust”) is holding a special meeting (the “Special Meeting”) of its shareholders on Wednesday, April 27, 2011. The Special Meeting will be held at the offices of Russell Investments, 1301 2nd Ave., 18th Floor, Seattle, WA 98101, at 9:00 a.m. Pacific Time.

The Trust is a Delaware statutory trust, operating as a registered management investment company. The Trust currently offers shares of one series, the One Fund® (the “Fund”). This proxy statement relates to all shareholders of the Fund.

The Special Meeting is being held for the purpose of electing six (6) trustees to the Board of Trustees of the Trust. This matter is discussed in detail in the proxy statement enclosed with this notice.

The Trust has fixed the close of business on March 28, 2011 as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting. Each share of the Fund is entitled to one vote and a proportionate fractional vote for each fractional share held. You are cordially invited to attend the Special Meeting. If you are unable to attend the Special Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid return envelope. You may also vote by telephone or the Internet by following the instructions that appear on the enclosed proxy card. It is very important that you return your signed proxy card promptly so that a quorum may be ensured and the costs of further solicitations avoided. As always, we thank you for your confidence and support.

By Order of the Trust,

/s/ James Polisson

James Polisson
President
U.S. One Trust

                    , 2011

                    , 2011

U.S. ONE TRUST

One Fund®

1301 2nd Ave., 18th Floor,

Seattle, WA 98101

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL

MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 27, 2011

The Fund’s Notice of a Special Meeting of Shareholders, Proxy Statement and Form of Proxy Card are available on the Internet at http://www.onefund.com/vote.

PLEASE RESPOND. YOUR VOTE IS IMPORTANT WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(s), WHICH NEED(s) NO POSTAGE IF MAILED IN THE UNITED STATES. YOU HAVE BEEN PROVIDED WITH THE OPPORTUNITY ON YOUR PROXY CARD(s) OR VOTING INSTRUCTION FORMS TO PROVIDE VOTING INSTRUCTIONS VIA AUTOMATED TELEPHONE OR INTERNET, AND OTHERWISE AUTHORIZE THE PERSONS NAMED AS PROXY HOLDERS IN THE ENCLOSED PROXIES TO ACT ON YOUR BEHALF AT THE MEETING; PLEASE TAKE ADVANTAGE OF THESE PROMPT AND EFFICIENT VOTING OPTIONS. YOU MAY ALSO VOTE BY CALLING THE OKAPI PARTNERS REPRESENTATIVE.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.        Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.        Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.        Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Corporate Accounts	Valid Signature
ABC Corp.	ABC Corp. (by John Doe, Treasurer)
ABC Corp.	John Doe, Treasurer
ABC Corp. c/o John Doe, Treasurer.	John Doe
ABC Corp. Profit Sharing Plan.	John Doe, Trustee

Trust Accounts
ABC Trust	Jane B. Doe, Trustee
Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
John B. Smith	John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES PROMPTLY, NO MATTER HOW MANY SHARES YOU OWN.

U.S. ONE TRUST

One Fund®

1301 2nd Ave., 18th Floor,

Seattle, WA 98101

PROXY STATEMENT

Dated                     , 2011

SPECIAL MEETING OF SHAREHOLDERS

To be Held on April 27, 2011

Introduction

The U.S. One Trust (the “Trust”) has called a special meeting (the “Special Meeting”) of all shareholders of the One Fund® (the “Fund”) in order to seek shareholder approval of a single proposal relating to the composition of the Trust’s Board of Trustees. The Special Meeting will be held at the offices of Russell Investments, 1301 2nd Ave., 18th Floor, Seattle, WA 98101, on Wednesday, April 27, 2011 at 9:00 a.m. Pacific Time. This proxy statement and form of proxy are being mailed to shareholders of record on or about March 28, 2011. If you expect to attend the Special Meeting in person, please call the Trust at 1-866-ONE-FUND (663-3863) to inform them of your intentions.

Item For Consideration

The Trust’s Board of Trustees is asking you to approve a single proposal, the election of six (6) persons (each, a “Trustee Nominee”) to serve as Trustees on the Board of Trustees (the “Board”) of the Trust.

Who May Vote

All shareholders of the Fund who own shares as of the close of business on March 28, 2011 (the “Record Date”) are entitled to vote on the proposal. Each full share will be entitled to one vote at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. As of the Record Date, the Fund had                      shares of beneficial interest outstanding and entitled to be voted.

Voting by Proxy

You may vote by mail with the enclosed proxy card, by Internet by following the instructions in the proxy voting instructions, by telephone using the toll-free number listed in the proxy voting instructions, or in person at the Special Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call the Fund’s proxy solicitation agent, Okapi Partners, at 1-855-208-8902. The Trust urges you to fill out and return your proxy card even if you plan to attend the Special Meeting. Returning your proxy card will not affect your right to attend the Special Meeting and vote.

The Trust has named Mary Beth Rhoden and Mark Swanson as proxies, and their names appear on your proxy card(s). By signing your proxy card and returning it, you are appointing those persons to vote for you at the Special Meeting. If you properly fill in your proxy card and return it to the Trust in time to vote, one of the appointed proxies will vote your shares as you have directed. If you sign and return your proxy card, but do not make specific choices, one of the appointed proxies will vote your shares on the proposal as recommended by the Trust’s Board of Trustees.

If an additional matter is presented for vote at the Special Meeting, one of the appointed proxies will vote in accordance with his/her best judgment. At the time this proxy statement was printed, the Trust was not aware of any other matter that needed to be acted upon at the Special Meeting other than the sole proposal discussed in this proxy statement.

If you appoint a proxy by signing and returning your proxy card, you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, by notifying the Trust in writing, that you have revoked your proxy prior to the Special Meeting, by writing to the Secretary of the Fund at the following address: 1301 2nd Ave., 18th Floor, Seattle, WA 98101, or by attending the Special Meeting and voting in person.

Voting in Person

If you attend the meeting and wish to vote in person, you will be given a ballot when you arrive. If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the Special Meeting. If you attend the Special Meeting, but your shares are held in the name of your broker, bank or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

Recommendation

The proxy is solicited by the current Trustees on behalf of the Trust, all of whom recommend a vote “For All” the Trustee Nominees described in this proxy statement.

Requirement of a Quorum and Vote Needed to Elect Trustees

A quorum is the number of outstanding shares, as of the Record Date, that must be present, in person or by proxy, in order for the Trust to hold a valid shareholder meeting. The Trust cannot hold a valid shareholder meeting unless there is a quorum of shareholders present in person or by proxy. The Trust’s Agreement and Declaration of Trust requires that the presence, in person or by proxy, of more than twenty-five percent (25%) of the total combined net asset value of all Shares issued and outstanding and entitled to vote shall constitute a quorum, unless a larger number of shares is required pursuant to law. For this Special Meeting, more than twenty-five percent (25%) of the total combined net asset value of all Shares of the Trust as of the Record Date is required for a quorum.

Under rules applicable to broker-dealers, if your broker holds your shares in its name, the broker is allowed to vote your shares on the election of Trustees even if it has not received voting instructions from you. Broker non-votes and abstentions with respect to the proposal count as present solely for purposes of establishing a quorum, but will not count as votes against each nominee.

Assuming a quorum of shareholders is present at the Special Meeting, the affirmative vote of a plurality of the votes cast for each Trustee Nominee is required in order for the nominee to be elected as a Trustee. This means that, assuming a quorum is present, the Trustee Nominees who receive the most votes will be elected as Trustees, even if none of those persons receives an outright majority of votes. In an uncontested election of Trustees, as appears to be the case here, the plurality requirement is not a factor.

As of the Record Date, Mr. Hrabal owns a significant percentage of the Fund’s outstanding shares (approximately [41%]) and intends to vote his shares in favor of approving the proposal to elect each of the Trustee Nominees as Trustees. Thus, it is likely that the Trustee Nominees will be approved by shareholders.

Adjournments

In the event that a quorum is not present at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy and entitled to vote at the Meeting. Signed proxies that have been returned to the Trust without any indication of how the shareholder wished to vote will be voted in favor of the proposal to adjourn the Special Meeting.

Costs of the Special Meeting

Russell Investment Management Company, the investment adviser to the One Fund, is paying the costs of the shareholder meeting, proxy solicitation, and any adjournments.

Additional Information

The date of this Proxy Statement is                     , 2011.

Additional information about the Fund is available in its prospectus, statement of additional information and semi-annual report to Shareholders. The Fund’s most recent semi-annual report previously has been mailed to Shareholders. Additional copies of any of these documents are available without charge by calling 1-866-ONE-FUND, by writing to 1301 2nd Ave., 18th Floor, Seattle, WA 98101 or by visiting the Fund’s website at www.onefund.com. All of these documents also are on file with the Securities and Exchange Commission (the “SEC”) and are available on the SEC’s website at www.sec.gov.

DISCUSSION OF PROPOSAL

PROPOSAL: ELECTION OF SIX TRUSTEES TO THE BOARD

Who are the Trustee Nominees?

The following persons have been nominated by the Board to serve as a Trustee until his/her successor has been elected and duly qualified pursuant to Article IV, Section 1 of the Trust’s Declaration of Trust.

Each Trustee Nominee is being nominated to serve as a Trustee to the Trust for the first time. One of the Trustee Nominee, Mr. James Polisson, serves as the Trust’s President and would be considered to be an interested person of the Trust, as that term is defined by the Investment Company Act of 1940, as amended (the “1940 Act”), if elected. The remaining five (5) Trustee Nominees do not hold any position with the Trust. None of the Trustee Nominees is a party adverse to the Trust or any of its affiliates in any material legal proceeding, nor does any Trustee Nominee have a materially adverse interest to the Trust. Each Trustee Nominee has consented to serve as Trustee if elected. The tables below set forth information concerning each Trustee Nominee.

Interested Trustee Nominee

Name:	James Polisson*
Date of Birth:	November 11, 1959
Address:	1301 2nd Ave., 18th Floor, Seattle, WA 98101

Position(s) Held with the Trust:	President and Chief Executive Officer

Term of Office:	Until successor is chosen and qualified by Trustees
Length of Time Served:

Number of Funds to be Overseen:	1

Principal Occupation(s) During the Past Five Years:	President and CEO, Russell ETF Trust (“RET”); Managing Director and Head of Global ETF Business, Frank Russell Company; Chief Marketing Officer, Barclays Global Investors/iShares ETFs (2005 – 2010).

Other Directorships Held During the Past Five Years:	None.

*

If elected, Mr. Polisson would be an “interested” Trustee, as that term is defined in the 1940 Act, because of his positions as President and Chief Executive Officer of the Trust and Managing Director and Head of Global ETF Business of Frank Russell Company, the parent company of Russell Investment Management Company (“RIMCo” or the “Adviser”).

Independent Trustee Nominees

The following trustee nominees are considered to be “disinterested” or “independent” persons of the Trust, meaning that they have no direct affiliation with the Trust, RIMCo, any sub-advisers, or any other service providers to the Trust.

Name:	Evelyn S. Dilsaver
Date of Birth:	May 4, 1955
Address:	1301 2nd Ave., 18th Floor, Seattle, WA 98101

Position(s) Held with the Trust:	None

Term of Office:	Until successor is chosen and qualified by Trustees
Length of Time Served:

Number of Funds to be Overseen:	1

Principal Occupation(s)	Corporate Director (2007 - present); President and Chief Executive Officer,

During the Past Five Years:	Charles Schwab Investment Management, (2004 to 2007).

Other Directorships Held During the Past Five Years:	Aeropostale, Inc. (retailer) (2007 - present); High Mark Funds (2008 to present); Tempur-pedic, Int’l. (retailer) (2009 - present); Tamalpais Bancorp (bank) (2008 - 2010).

Name:	Jane A. Freeman
Date of Birth:	July 15, 1953
Address:	1301 2nd Ave., 18th Floor, Seattle, WA 98101

Position(s) Held with the Trust:	None

Term of Office:	Until successor is chosen and qualified by Trustees
Length of Time Served:

Number of Funds to be Overseen:	1

Principal Occupation(s) During the Past Five Years:	Consultant (2008 - present); Executive Vice President and Chief Financial Officer, Scientific Learning (1999 - 2008).

Other Directorships Held During the Past Five Years:	Harding Loevner Funds (Lead Director since 2008).

Name:	Lee T. Kranefuss
Date of Birth:	September 27, 1961
Address:	1301 2nd Ave., 18th Floor, Seattle, WA 98101

Position(s) Held with the Trust:	None

Term of Office:	Until successor is chosen and qualified by Trustees
Length of Time Served:

Number of Funds to be Overseen:	1

Principal Occupation(s) During the Past Five Years:

Non-Executive Chairman, iShares (since 2009); Global Chief Executive Officer, iShares/Intermediary Groups of Barclays Global Investors (“BGI”) (2008 - 2009); Chief Executive Officer, iShares Intermediary Index and Market Group of BGI (2005 - 2008); Chief Executive Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003 - 2005); Director of the Adviser (since 2005); Director, President and Chief Executive Officer of Barclays Global Investors International, Inc. (since 2005); Director and Chairman of Barclays Global Investors Services (since 2005).

Other Directorships Held During the Past Five Years:	Barclays Global Investors Funds and Master Investment Portfolio (2001 - present).

Name:	Daniel O. Leemon
Date of Birth:	October 24, 1953
Address:	1301 2nd Ave., 18th Floor, Seattle, WA 98101

Position(s) Held with the Trust:	None

Term of Office:	Until successor is chosen and qualified by Trustees
Length of Time Served:

Number of Funds to be Overseen:	1

Principal Occupation(s) During the Past Five Years:	Retired.

Other Directorships Held During the Past Five Years:	Director, Corporate Executive Board (2003 - present).

Name:	Ernest L. Schmider
Date of Birth:	July 4, 1957
Address:	1301 2nd Ave., 18th Floor, Seattle, WA 98101

Position(s) Held with the Trust:	None

Term of Office:	Until successor is chosen and qualified by Trustees
Length of Time Served:

Number of Funds to be Overseen:	1

Principal Occupation(s) During the Past Five Years:

Adjunct Professor, Argyros School of Business and Economics, Chapman University, (Spring and Fall, 2010); Managing Director, Pacific Investment Management Company (PIMCO), President, PIMCO Funds (held various positions with PIMCO from 1994 - 2009).

Other Directorships Held During the Past Five Years:

PIMCO Funds (2008-2009); PIMCO Variable Insurance Trust (2008-2009); PIMCO Funds Global Investor Series (2005-2009); PIMCO Global Investors Ireland Limited (2005-2009); PIMCO Japan Ltd (2004-2009); Pacific Investment Management Company LLC (2000-2009); PIMCO Europe Limited (2000-2009); StocksPLUS Management Inc. (1996-2009); PIMCO Luxembourg SA (2005 – 2009); PIMCO Luxembourg II (2005 – 2009); PIMCO Luxembourg III (2008 – 2009) and PIMCO-World Bank Gemloc Master Fund, PIMCO-World Bank Gemloc Fund (2008 – 2009).

Additional Information about the Trustee Nominees

The Trustees believe that each Trustee Nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustee Nominees lead to the conclusion that the Trustee Nominees possess the requisite experience, qualifications, attributes and skills to serve on the Board. The Trustees believe that the Trustee Nominees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Adviser, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion. The Trustees have also considered not only the contributions that each Trustee Nominee can make to the Board and the Trust based upon their particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity. The Nominating Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

As described in the table above, the Independent Trustee Nominees possess the experience and skills to provide them a basis of acquiring knowledge of the business and operation of the Fund and the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee nominee: Mr. Polisson because of his extensive experience in the ETF business; Ms. Dilsaver because of her experience as a Corporate Director and in the investment management industry; Ms. Freeman because of her experience as a Chief Financial Officer and trustee in the fund industry; Mr. Kranefuss because of his extensive experience in the ETF industry; Mr. Leemon because of his business experience and as a corporate director; and Mr. Schmider because of his economic expertise and experience as a trustee in the fund industry. References to the experience, qualifications, attributes or skills of the Trustee Nominees are pursuant to requirements of the Securities and Exchange Commission and do not constitute holding out of the Board or any Trustee Nominee as having special expertise or experience, and shall not impose any greater responsibility or liability on any such Trustee Nominee or on the Board by reason thereof.

Why are Trustees Being Elected at the Present Time

On February 18, 2011, shareholders voted to approve a new advisory agreement with RIMCo in connection with the acquisition of the Fund’s previous investment adviser, U.S. One, Inc., by Frank Russell Company (“Russell”), an affiliate of RIMCo. Russell, a subsidiary of The Northwestern Mutual Life Insurance Company, is a global financial services firm that serves institutional investors, financial advisers and individuals in more than 40 countries. RIMCo is a wholly-owned subsidiary of Russell and as of December 31, 2010, managed over $35 billion in 50 mutual fund portfolios.

Subject to shareholder approval of the Trustee Nominees, all of the Trust’s current Trustees are expected to resign and to be replaced by the Trustee Nominees described herein. If elected, each of the Trustee Nominees will serve as a member of the Trust’s Board of Trustees. Accordingly, at a meeting held on March 7, 2011, the Trust’s current Trustees voted to nominate each of the Trustee Nominees.

If the Trust’s shareholders approve this proposal, the Trustee Nominees will take office on April 29, 2011 and the Board will be composed of one (1) “interested” Trustee and five (5) independent Trustees. Accordingly, 83% of the Board will be composed of independent Trustees.

How Long Do Trustees Serve on the Board?

Pursuant to the Trust’s Agreement and Declaration of Trust, each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed. Any Trustee may resign at any time by written instrument signed by him and delivered to any officer of the Trust or to a meeting of the Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages or other payment on account of such removal. Any Trustee may be removed at any time by a vote of at least two-thirds of the number of Trustees prior to such removal. Any Trustee may also be removed at any meeting of Shareholders by a vote of two thirds of the total combined net asset value of all Shares of the Trust issued and outstanding. A meeting of Shareholders for the purpose of electing or removing one or more Trustees may be called (i) by the Trustees upon their own vote, or (ii) upon the demand of Shareholders owning 10% or more of the Shares of the Trust in the aggregate.

What are the Board’s Responsibilities?

The Board is responsible for the general oversight of the Trust’s business affairs and for seeking to assure that the Fund is managed according to its investment policies and restrictions and in accordance with federal and state laws and regulations for the benefit of and in the best interests of the Fund’s shareholders.

The Board monitors the performance of the Fund and the quality of services provided to the Fund by the Trust’s various service providers. At least annually, the Board reviews the performance of the Adviser and certain other service providers, including the Fund’s principal underwriter, and decides whether to renew their contracts or replace them.

What are the Board’s Standing Committees?

The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board and is attached to this Proxy Statement as Exhibit A. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Fund’s independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust’s administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing the Fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firm’s report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund’s financial statements; and other audit related matters. All of the Independent Trustees currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary.

The Board also has a standing Nominating Committee that is composed of each of the Independent Trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust’s Board, if any. The Nominating Committee generally will not consider nominees recommended by shareholders. All of the Independent Trustees currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary.

How Does the Board of Trustees Oversee Risk?

The Board’s role in risk oversight of the Fund reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the Fund. In line with this oversight responsibility, the Board receives reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant Fund risks (including investment, operational, compliance and valuation risks) that potentially could have a material adverse impact on the business operations, investment performance or reputation of the Fund, but relies upon the Fund’s management (including the Fund’s portfolio manager(s)), the Fund’s Chief Compliance Officer (“CCO”), who reports directly to the Board, and the Adviser to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from Fund management and the Adviser regarding the Fund’s investment program and activities, the Board as part of its risk oversight efforts meets at its regular meetings and as needed with the Fund’s CCO to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the Fund. The Board receives quarterly reports from the CCO which include information regarding risk issues. The Board may be assisted in performing aspects of its role in risk oversight by the Audit Committee and such other standing or special committees as may be established from time to time by the Board. For example, the Audit Committee of the Board regularly meets with the Fund’s independent public accounting firm to review, among other things, reports on the Fund’s internal controls for financial reporting. The Board believes it may not be possible to identify all risks that may affect the Fund; it may not be practical or cost-effective to eliminate or mitigate all risks; and it may be necessary for the Fund to bear certain risks (such as investment-related risks) to achieve its investment objective. The processes or controls developed to address risks may be limited in their effectiveness and some risks may be beyond the reasonable control of the Fund, the Adviser, the Adviser’s affiliates or other service providers.

The Board has determined that its leadership structure, including its role in risk oversight, is appropriate given the characteristics and circumstances of the Fund, including such factors as the size of the Fund, the Fund’s distribution arrangements and the Fund’s structure. In addition, the Board believes that its leadership structure facilitates the independent and orderly exercise of its oversight responsibilities. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

How Often Does the Board Meet?

The Board typically meets at least four times a year to review the operations of the Trust and the Fund. Generally, all meetings are held in person. The Audit Committee meets at least annually. During the Trust’s last fiscal year, the Board met four (4) times.

Are the Trustees and Officers of the Trust Paid for Their Services to the Trust?

The Trust’s officers and any interested Trustees are not paid for their services to the Trust. However, they may receive compensation from an affiliate of the Trust for their roles with such affiliate. Any such compensation is unrelated to the person’s service as an officer or Trustee of the Trust.

Each Independent Trustee will be compensated for his or her services according to a fee schedule adopted by the Board of Trustees. The current Independent Trustees received $2,500 for the first quarter of 2011. If elected, it is expected that the compensation to be paid to the Trustee Nominees will be substantially higher than that paid to the Trustees in anticipation of a variety of factors, including the Trust’s future growth. Any changes in Board compensation will be determined by the Independent Trustees following the election.

The following table sets forth the compensation that was paid to each Trustee by the Trust for the fiscal year ending December 31, 2010. Prior to the Trust’s commencement of operations no Trustee was compensated.

Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex
Interested Trustee
Paul Hrabal	$0	N/A	N/A	$0

Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex
Independent Trustees
Samuel W. Humphreys	$1,875	N/A	N/A	$1,875
Stephen Matthew Lopez-Bowlan	$1,875	N/A	N/A	$1,875
David Sean McEwen	$1,875	N/A	N/A	$1,875

Do the Trustee Nominees Own Fund Shares?

As of March 1, 2011, the Trustee Nominees did not beneficially own shares of the Fund.

Trustee Nominee	Dollar Range of Equity Securities owned in the Fund	Aggregate Dollar Range of Equity Securities owned in all Funds overseen by Trustee.
James G. Polisson	None	None
Evelyn S. Dilsaver	None	None
Jane A. Freeman	None	None
Ernest L. Schmider	None	None
Daniel O. Leemon	None	None
Lee T. Kranefuss	None	None

How Should I Vote on the Proposal?

The Trust’s Board of Trustees unanimously recommends that you vote “For All” of the Trustee Nominees.

OTHER INFORMATION

Current Trustees of the Trust

Name, Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships held by Trustee
Interested Trustee
Paul Hrabal P.O. Box 17073, Reno, NV 89511 42	Trustee	Until Successor is chosen and qualified by Trustees; since 2009	U.S. Data Trust Corporation 2002 to 2009 - President; U.S. One, Inc. 2008 to 2011 – President	1	None

Independent Trustees
Samuel W. Humphreys P.O. Box 17073, Reno, NV 89511 55	Trustee	Until Successor is chosen and qualified by Trustees; since 2010	London Bay Capital 2007 to present – CEO; Syntek Capital 1999 to 2007 – CEO	1	None
Stephen Matthew Lopez-Bowlan P.O. Box 17073, Reno, NV 89511 50	Trustee	Until Successor is chosen and qualified by Trustees; since 2010	Marco Polo Investors, LLC 2009 to present – President and CEO; Water Tec, LLC 2009 to present – Vice President and CFO; H20, LLC 2009 to present – Vice President and CFO; Sutton Place Limited 2006 to 2008 – COO; Sutton Place Limited 1994 to 2006 – CFO	1	None
David Sean McEwen P.O. Box 17073, Reno, NV 89511 50	Trustee	Until Successor is chosen and qualified by Trustees; since 2010	Retired since 2005; TriTech Software Systems, Inc. 1983 to 2005 – Vice President, President, CEO and Chairman	1	None

Officers of the Trust

Name, Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jim Polisson	President and Chief Executive Officer	Since 2011; until successor is chosen and qualified	• Managing Director and Head of Global ETF Business, FRC • 2005-2010, Chief Marketing Officer, Barclays Global Investors/iShares ETFs

Peter Gunning	Chief Investment Officer	Since 2011; until successor is chosen and qualified	• Chief Investment Officer, RIC and RIF, Russell Investment Group, and Frank Russell Trust Company • 1996 - 2008, Chief Investment Officer, Russell, Asia Pacific

Mark E. Swanson	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2011; until successor is chosen and qualified

•      Treasurer, Chief Accounting Officer and CFO, Russell Investment Company (“RIC”) and Russell Investment Funds (“RIF”)

•      Director, Funds Administration, RIMCo, Russell Fund Services Company (“RFSC”), Russell Trust Company (“RTC”) and Russell Financial Services, Inc.

•      Treasurer and Principal Accounting Officer, SSgA Funds

Cheryl B. Wichers	Chief Compliance Officer	Since 2011; until successor is chosen and qualified	• Chief Compliance Officer, RIC and RIF • Chief Compliance Officer, RIMCo and RFSC • 2002 - 2005, Manager, Global Regulatory Policy

Mary Beth Rhoden	Secretary and Chief Legal Officer	Since 2010; until successor is chosen and qualified

•      1999 to 2010 Assistant Secretary, RIC and RIF

•      Associate General Counsel, Frank Russell Company

•      Secretary, RIMCo, RFSC and Russell Financial Services, Inc.

•      Secretary and Chief Legal Officer, RIC and RIF

Service Providers

Most of the Trust’s necessary day-to-day operations are performed by separate business organizations under contract to the Trust. The principal service providers are:

Adviser	Russell Investment Management Company (“RIMCo”)

Administrator	Bank of New York Mellon

Transfer Agent	Bank of New York Mellon

Custodian and Portfolio Accountant	Bank of New York Mellon

Distributor	Foreside Fund Services LLC.

Adviser. RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including developing the investment program for the Fund.

RIMCo is a wholly-owned subsidiary of Frank Russell Company, a subsidiary of The Northwestern Mutual Life Insurance Company. RIMCo’s mailing address is 1301 Second Avenue, Seattle, WA 98101.

The Trust and the Adviser have entered into an investment advisory agreement dated February 23, 2011 (the “Advisory Agreement”) with respect to the Fund. Under the Advisory Agreement, the Adviser serves as the investment adviser, makes investment decisions for the Fund, and manages the investment portfolio and business affairs of the Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its obligation and duties under the Advisory Agreement.

Distributor. Foreside Fund Services LLC is the principal underwriter and distributor of the Fund’s shares. The Distributor is not affiliated with RIMCo or its affiliates.

On March 7, 2011, the Board approved the following Fund service provider changes: Russell Fund Services Company will replace The Bank of New York Mellon as the Fund’s administrator, State Street Bank and Trust Company will replace The Bank of New York Mellon as the Fund’s transfer agent, custodian and portfolio accountant, and ALPS Distributors, Inc. will replace Foreside Fund Services, LLC as the Fund’s distributor. These changes are expected to occur in the second quarter of 2011.

Independent Registered Public Accounting Firm

On March 7, 2011, PricewaterhouseCoopers LLP (“PwC”), 1420 Fifth Avenue, Suite 1900, Seattle, WA 98101 was conditionally approved by the Trust’s Audit Committee to serve as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2011. PwC will be responsible for auditing the annual financial statements of the Fund subject to the finalization of acceptance procedures. Representatives of PwC are not expected to be present at the Special Meeting and will not have an opportunity to make a statement, but will be available should questions arise. PwC has not yet been consulted on any matters regarding the Trust.

Previously, BBD, LLP (“BBD”), 1835 Market Street, 26th Floor, Philadelphia, PA 19103, served as the independent registered public accounting firm for the Fund. BBD resigned effective upon the approval of PwC as the Fund’s new independent accounting firm. Such resignation was not in connection with any disagreement with management, nor were there any disagreements between BBD and management while BBD served as the Fund’s independent accounting firm. No report by BBD on the Fund’s financial statements contains an adverse statement or disclaimer, nor were any qualified or modified. Representatives of BBD are not expected to be present at the Special Meeting and will not have an opportunity to make a statement, but will be available should questions arise.

Audit Fees. The aggregate fees billed for professional services rendered by BBD for the audit of the Trust’s annual financial statements and services normally provided by BBD in connection with the statutory and regulatory filings or engagements for the fiscal years ended December 31, 2009 and December 31, 2010 were $0 and $2000, respectively. The Trust was not in operation during the fiscal year ended December 31, 2009.

Audit-Related Fees. BBD did not bill the Trust for any assurance or other services related to the performance of the audit of the Trust’s financial statements, other than those reported under “Audit Fees” above, during the Trust’s two most recently completed fiscal years.

Tax Fees. The aggregate fees billed for tax services rendered by BBD for tax compliance, tax advice, and tax planning for the fiscal years ended December 31, 2009 and December 31, 2010 were $0. The Trust was not in operation during the fiscal year ended December 31, 2009.

All Other Fees. BBD did not bill the Trust for other products and services, other than the services reported above, for the Trust’s two most recently completed fiscal years.

Aggregate Non-Audit Fees. There were no non-audit fees billed by BBD for the last two fiscal years.

Audit Committee Pre-Approval Policies and Procedures. As of the date of this proxy statement, the Audit Committee has not adopted pre-approval policies and procedures. As a result, all services provided by BBD must be directly pre-approved by the Audit Committee.

Principal Holders and Ownership by Officers and Trustees

Security Ownership of Officers and Trustees. As of the Record Date, Mr. Hrabal owned beneficially             % of the shares of the Fund. The remaining officers and Trustees, as a group, own beneficially less than 1% of the shares of the Fund.

Beneficial Share Ownership. Although the Fund does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants, as of March 28, 2011, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of the Fund is set forth in the table below:

Name and Address	%
Charles Schwab & Company 211 Main Street San Francisco, CA 94105	[ ]%

National Financial Services, LLC 200 Liberty Street, Tower A New York, NY 10281	[ ]%

Other Matters to Come before the Meeting

The Trust is not aware of any matters that will be presented for action at the meeting other than the matter set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust.

Householding

As permitted by law, only one copy of this Proxy Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the reports and proxy statements the Trust sends. If you would like to receive an additional copy, please contact the Trust by calling 1-866-ONE-FUND (663-3863) or writing to 1301 2nd Ave., 18th Floor, Seattle, WA 98101. The Trust will then promptly deliver a separate copy of the Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust’s reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

Shareholder Communications with the Board of Trustees

The Board has provided for a process by which Shareholders may send communications to the Board. If a Shareholder wishes to send a communication to the Board, or to a specified Trustee, the communication should be submitted in writing to the Secretary of the Trust at 1301 2nd Ave., 18th Floor, Seattle, WA 98101 who will forward such communication to the Trustees.

SHAREHOLDER PROPOSALS

As a Delaware Statutory Trust, the Trust is not required to hold annual shareholder meetings, but will hold special meetings as required or deemed desirable. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust at 1301 2nd Ave., 18th Floor, Seattle, WA 98101 for inclusion in a future proxy statement. Shareholder proposals to be presented at any future meeting of the Trust must be received by the Trust in writing within a reasonable amount of time before the Trust solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws. Shareholders retain the right to request that a meeting of the Shareholders be held for the purpose of considering matters requiring Shareholder approval.

VOTING INFORMATION

Requirement of a Quorum and Vote Needed to Elect Trustees

A quorum is the number of outstanding shares, as of the Record Date, that must be present, in person or by proxy, in order for the Trust to hold a valid shareholder meeting. The Trust cannot hold a valid shareholder meeting unless there is a quorum of shareholders present in person or by proxy. The Trust’s Agreement and Declaration of Trust requires that the presence, in person or by proxy, of more than twenty-five percent (25%) of the total combined net asset value of all Shares issued and outstanding and entitled to vote shall constitute a quorum, unless a larger number of shares is required pursuant to law. For this Special Meeting, more than twenty-five percent (25%) of the total combined net asset value of all Shares of the Trust as of the Record Date is required for a quorum.

Under rules applicable to broker-dealers, if your broker holds your shares in its name, the broker is allowed to vote your shares on the election of Trustees even if it has not received voting instructions from you. Broker non-votes and abstentions with respect to the proposal count as present solely for purposes of establishing a quorum, but will not count as votes against each nominee.

Assuming a quorum of shareholders is present at the Special Meeting, the affirmative vote of a plurality of the votes cast for each Trustee Nominee is required in order for the nominee to be elected as a Trustee. This means that, assuming a quorum is present, the Trustee Nominees who receive the most votes will be elected as Trustees, even if none of those persons receives an outright majority of votes. In an uncontested election of Trustees, as appears to be the case here, the plurality requirement is not a factor.

As of the Record Date, Mr. Hrabal owns a significant percentage of the Fund’s outstanding shares (approximately [41%]) and intends to vote his shares in favor of approving the proposal to elect each of the Trustee Nominees as Trustees. Thus, it is likely that the Trustee Nominees will be approved by shareholders.

Solicitation of Proxies

Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Fund, employees or agents of the RIMCo, and one or more third-party agents, including other financial intermediaries, particularly as the date of the Meeting approaches. The Fund has retained a proxy solicitor, Okapi Partners, to assist in forwarding and soliciting proxies. Pursuant to this arrangement, Okapi Partners has agreed to contact banks, brokers and proxy intermediaries to secure votes on the Proposal described in the Proxy Statement. Should Shareholders require additional information regarding the proxy, they may call Okapi Partners toll-free at 1-855-208-8902.

Adjournments

In the event that a quorum is not present at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy and entitled to vote at the Meeting. Signed proxies that have been returned to the Trust without any indication of how the shareholder wished to vote will be voted in favor of the proposal to adjourn the Special Meeting.

Costs of the Special Meeting

Russell Investment Management Company, the investment adviser to the One Fund, is paying the costs of the shareholder meeting, proxy solicitation, and any adjournments.

Additional Information

The date of this Proxy Statement is                     , 2011.

Additional information about the Fund is available in its prospectus, statement of additional information and semi-annual report to Shareholders. The Fund’s most recent semi-annual report previously has been mailed to Shareholders. Additional copies of any of these documents are available without charge by calling 1-866-ONE-FUND, by writing to 1301 2nd Ave., 18th Floor, Seattle, WA 98101 or by visiting the Fund’s website at www.onefund.com. All of these documents also are on file with the Securities and Exchange Commission (the “SEC”) and are available on the SEC’s website at www.sec.gov.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Index to Exhibits to Proxy Statement

Exhibit A - Audit Committee Charter

Exhibit A

U.S. ONE TRUST

(the “Trust”)

AUDIT COMMITTEE CHARTER

(the “Charter”)

1)

The Audit Committee (the “Committee”) shall be composed entirely of Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940 (“Independent Trustees”).

2)	The purposes of the Committee are:

a)	to oversee the Trust’s accounting and financial reporting policies and practices, internal controls and, as deemed appropriate by the Committee, the internal controls of the Trust’s service providers;

b)	to oversee the quality and objectivity of the Trust’s financial statements and the independent audits thereof; and

c)	to act as a liaison between the Trust’s independent auditors and the Board of Trustees.

The function of the Committee is oversight; it is not responsible for maintaining appropriate systems for accounting and internal control or planning or carrying out a proper audit.

3)	In furtherance of paragraph 2 above, the Committee shall have the following duties and powers:

a)

to determine the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to an investment adviser, based on information the Committee deems necessary or appropriate, including the auditors’ specific representations as to their independence and any other information requested by the Committee;

b)

to approve (i) all audit and non-audit services that the Trust’s independent auditors provide to the Trust, and (ii) all non-audit services that the Trust’s independent auditors provide to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides services to the Trust (“advisory affiliates”), if the engagement relates directly to the operations and financial reporting of the Trust. De minimis non-audit services do not require pre-approval.[1]

c)

to meet with the Trust’s independent auditors, including private meetings as the Committee deems necessary or appropriate to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters of concern relating to the Trust’s financial statements, including any adjustments to such statements recommended by the auditors and the results of the audit(s); (iii) consider the auditors’ comments with respect to the Trust’s financial policies, procedures and internal accounting controls; and (iv) review the form of opinion the auditors propose to render to the Board of Trustees and shareholders;

d)

to consider the effect upon the Trust and its portfolios of any changes in accounting principles or practices proposed by an investment adviser or the auditors based on information provided by the adviser or auditors, or any other information requested by the Committee;

e)	to resolve any disagreements between the Trust’s management and the Trust’s independent auditor(s) concerning the Trust’s financial reporting;

f)	to establish the fees charged by the auditors for audit services, and to review the fees charged by the auditors for non-audit services;

g)

to investigate any improprieties brought to the Committee’s attention in writing or otherwise actually known by the Committee or suspected improprieties (based on information provided to the Committee) in the Trust’s operations; and

h)	to report its activities to the Board of Trustees on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4)	The Committee shall establish, to the extent required by applicable law, procedures reasonably designed to:

a)	receive, retain and treat complaints that the Trust receives from any source about the Trust’s auditing, accounting, and internal accounting controls; and

b)	receive confidential, anonymous submissions from employees of the Trust, its investment adviser or its service providers about questionable accounting or auditing matters relating to the Trust.

[1]

A non-audit service is de minimis if: (a) the total amount of the non-audit service is not more than 5% percent of the total amount of revenues paid to the auditor by the Trust, its investment adviser, and advisory affiliates that provide ongoing services to the Trust for services otherwise requiring audit committee pre-approval during the fiscal year in which the non-audit service was provided; (b) the Trust did not recognize these services as non-audit services at the time they were provided; and (c) these services are promptly brought to the attention of the Committee and the Committee approves them before the audit is complete.

5)

The Committee shall meet on a regular basis and may hold special meetings, as the Committee deems necessary or appropriate. At any Committee meeting, one-half of the Committee members then in office constitutes a quorum.

6)

Committee members may appoint a Chairman of the Committee. If a Chairman is appointed, he or she shall preside at all Committee meetings at which he or she is present and have such other duties and powers as may be determined by the Committee members. The Chairman shall serve until he or she resigns, is removed by the Committee, or is replaced by a duly appointed successor.

7)	Any action of the Committee requires the vote of a majority of the Committee members then in office at any Committee meeting (or by one or more writings signed by such majority).

8)	As deemed necessary or appropriate by the Committee, the Committee shall meet with the Treasurer of the Trust and with internal auditors, if any, for the Trust’s service providers.

9)

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Trust (or the appropriate portfolio(s) thereof).

10)	The Committee shall review this Charter periodically and recommend any material changes to the Board of Trustees.

11)	Any material amendments to this Charter must be approved by both a majority of the Trustees then in office and a majority of the Independent Trustees then in office.

U.S. ONE TRUST

PROXY

PROPOSAL: ELECT THE FOLLOWING PERSONS TO SERVE AS TRUSTEES OF U.S. ONE TRUST.

(1) James G. Polisson	(2) Evelyn S. Dilsaver
(3) Jane A. Freeman	(4) Lee T. Kranefuss
(5) Daniel O. Leemon	(6) Ernest L. Schmider

All Shareholders of the Fund:

For All	For All Except	Withhold All
/ /	/ /	/ /

To withhold authority to vote on any individual nominee(s), please print the number(s) of the nominee(s) on the line above.

PLEASE VOTE TODAY!

Signature	Date	Signature	Date

Please vote on each issue using blue or black ink to mark an “X” in one of the three boxes provided on each ballot. Then sign, date and return your ballot in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the ballot, must sign the ballot. If you are signing for a corporation, trust or estate, please indicate your title or position.

THANK YOU FOR MAILING YOUR BALLOT PROMPTLY!

Your vote is needed! Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxies for your other accounts with the Trust. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.

The signers of this proxy hereby appoint Mary Beth Rhoden and Mark Swanson, and each of them, proxies, with power of substitution in each, to vote all shares for the signers at the special meeting of shareholders to be held April 27, 2011, and at any adjournments thereof, as specified herein, and in accordance with their best judgment, on any other business that may properly come before this meeting. If no specification is made herein, all shares will be voted “FOR All” on the sole proposal set forth on this proxy. This proxy is solicited by the Board of Trust which recommends a vote “FOR All” on the proposal.

Receipt of the Notice Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

2011

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE

WHETHER OR NOT YOU EXPECT TO

ATTEND THE MEETING. YOU MAY VOTE IN PERSON IF YOU ATTEND.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!